UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2019

PROSIGHT GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38996	35-2405664

(Commission File Number)	(I.R.S. Employer Identification No.)

412 Mt. Kemble Avenue, Suite 300,
Morristown, New Jersey	07960

(Address of Principal Executive Offices)	(Zip Code)

(973) 532‑1900

Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PROS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure.

On August 15, 2019, ProSight Parallel Investment LLC and ProSight Investment LLC (collectively, the “GS Investors”) and ProSight TPG, L.P. , TPG PS 1, L.P., TPG PS 2, L.P., TPG PS 3, L.P. and TPG PS 4, L.P. (collectively, the “TPG Investors” and, together with the GS Investors, the “Principal Stockholders”) completed the sale of 1,178,570 shares of common stock, par value $0.01 per share, of the ProSight Global, Inc. (the “Company”) at a price of $14.00 per share less the underwriting discount pursuant to the underwriters’ exercise of their over-allotment option granted in connection with the previously announced underwritten initial public offering of 7,857,145 shares of common stock of the Company. The offering was registered pursuant to the Company’s registration statement on Form S‑1 (File No. 333‑232440), which the Securities and Exchange Commission declared effective on July 24, 2019. The Company did not receive any of the proceeds from the sale of the shares of common stock of the Company sold by the Principal Stockholders in the offering.

On August 15, 2019, the Company issued a press release relating to the foregoing, which has been furnished as Exhibit 99.1 to this Current Report on Form 8‑K.

The information in this Form 8‑K is being furnished pursuant to Item 7.01, and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is being furnished herewith:

Exhibit Index to Current Report on Form 8‑K

Exhibit
Number	Description

99.1	Press Release of ProSight Global, Inc., dated August 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProSight Global, Inc.
(Registrant)

Date: August 15, 2019	By:	/s/ Lawrence Hannon
Lawrence Hannon
President and Chief Executive Officer